EXHIBIT 25.c
____________________________________________________________

             SECURITIES AND EXCHANGE COMMISSION
                 Washington, D. C.  20549
                _________________________

                       FORM  T-1

                STATEMENT OF ELIGIBILITY
           UNDER THE TRUST INDENTURE ACT OF 1939 OF
           A CORPORATION DESIGNATED TO ACT AS TRUSTEE
          ___________________________________________
       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
         A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
          ________________________________________

                     CHEMICAL BANK
(Exact name of trustee as specified in its charter)

New York                                              13-4994650
(State of incorporation                              (I.R.S. employer
if not a national bank)                             identification No.)

270 Park Avenue
New York, New York                                     10017
(Address of principal executive offices)
(Zip Code)

                        William H. McDavid
                          General Counsel
                          270 Park Avenue
                     New York, New York 10017
                       Tel:  (212) 270-2611
     (Name, address and telephone number of agent for service)
           _____________________________________________
                             CITICORP
        (Exact name of obligor as specified in its charter)

Delaware                                             13-2614988
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification No.)

399 Park Avenue
New York, New York                                           10043
(Address of principal executive offices)                  (Zip Code)

            ___________________________________________
                    Subordinated Capital Notes
                (Title of the indenture securities)
       _____________________________________________________

                              GENERAL

Item 1.                                      General Information.

           Furnish the following information as to the trustee:

           (a)Name and address of each examining or supervising authority to which it is subject.

   New York State Banking Department, State House,
   Albany, New York  12110.

   Board of Governors of the Federal Reserve System,
   Washington, D.C., 20551

   Federal Reserve Bank of New York, District No. 2,
   33 Liberty Street, New York, N.Y.

   Federal Deposit Insurance Corporation,
   Washington, D.C., 20429.

           (b)Whether it is authorized to exercise corporate trust powers.

             Yes.


Item 2.    Affiliations with the Obligor.

           If the obligor is an affiliate of the trustee, describe each such affiliation.

           None.

Item 16.    List of Exhibits

            List below all exhibits filed as a part of this Statement of Eligibility.

            1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of
Amendment dated February 17, 1969, August 31, 1977, December
31, 1980,
September 9, 1982, February 28, 1985 and December 2, 1991 (see
Exhibit 1 to
Form T-1 filed in connection with Registration Statement  No.
33-50010,
which is incorporated by reference).

            2. A copy of the Certificate of Authority of the Trustee to
Commence Business (see Exhibit 2 to Form T-1 filed in connection with
Registration Statement No. 33-50010, which is incorporated by reference).

            3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

            4.  A copy of the existing By-Laws of the Trustee
(see Exhibit 4
to Form T-1 filed in connection with Registration Statement
No. 33-84460, which
is incorporated by reference).

            5.  Not applicable.

            6.  The consent of the Trustee required by Section
321(b) of the Act
(see Exhibit 6 to Form T-1 filed in connection with Registration Statement No.
33-50010, which is incorporated by reference).

            7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

            8.  Not applicable.

            9.  Not applicable.

                             SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee,
Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New
York and State of New York, on the 19th day of May, 1995.

                                 CHEMICAL BANK

                                 By
                                 P. J. Gilkeson
                                 Vice President

Item 16.    List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated
February 17, 1969, August 31, 1977, December 31, 1980,
September 9, 1982,
February 28, 1985 and December 2, 1991 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference).

            2. A copy of the Certificate of Authority of the Trustee to
Commence Business (see Exhibit 2 to Form T-1 filed in connection with
Registration Statement No. 33-50010, which is incorporated by reference).

            3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

            4.  A copy of the existing By-Laws of the Trustee
(see Exhibit 4 to
Form T-1 filed in connection with Registration Statement No.
33-84460, which
is incorporated by reference).

            5.  Not applicable.

            6.  The consent of the Trustee required by Section
321(b) of the Act
(see Exhibit 6 to Form T-1 filed in connection with Registration Statement No.
33-50010, which is incorporated by reference).

            7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

            8.  Not applicable.

            9.  Not applicable.

                             SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee,
Chemical Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New
York and State of New York, on the 19th day of May, 1995.

                             CHEMICAL BANK


                             By /s/ P. J. Gilkeson
                                P. J. Gilkeson
                                Vice President